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                             SECOND AMENDMENT TO THE
                              COASTCAST CORPORATION
                                 GRANTOR TRUST


         The Coastcast Corporation Grantor Trust (the "Trust") is hereby amended, pursuant to the right to amend reserved in Section 17(a) of the Trust, as follows:

         1. Effective September 9, 1999, Section 1(g) is amended in its entirety to read as follows:

              (g) DISTRIBUTION OF EXCESS TRUST FUND TO EMPLOYERS. In the event that the Plan Administrator, prior to a Change in Control, or the Independent Plan Administrator in its sole and absolute discretion, after a Change in Control, determines that the assets of the Trust Fund exceed 120 percent of the present value of current accrued benefit obligations that are to be paid under the Plan, the Trustee, at the direction of the Plan Administrator prior to a Change in Control, or the Independent Plan Administrator in its sole and absolute discretion after a Change in Control, shall distribute to the Company and the Subsidiaries all or part of such excess portion of the Trust Fund. The Trustee shall honor a direction that specifies: the present value of current accrued benefit obligations that are to be paid under the Plan (present value shall be determined as of a valuation date within 180 days of the date of the direction); the 120 percent value; and the amount to be distributed to the Company and the Subsidiaries. Any such direction shall be accompanied by the certification of an enrolled actuary that specifies the present value of current accrued benefit obligations under the Plan as of such valuation date.

         2. Except as amended above, the Plan shall continue in full force and effect, without any changes.

         IN WITNESS WHEREOF, Company and Trustee have caused their duly authorized officers to execute this Amendment on the date written below.

"Company"                              "Trustee"
Coastcast Corporation                  Union Bank of California, N.A.

By /s/ HANS BUEHLER                    By  /s/ KARL D. LESSEY
  -------------------------------         ----------------------------------
  Hans Buehler, President and CEO         Name:  Karl D. Lessey
                                          Title: Vice President

Date: 9/9/99                           Date:  9/15/99
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                                 EXHIBIT 10.1